ADVISORY RESEARCH FUNDS

Advisory Research International Small Cap Value Fund (ADVIX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research All Cap Value Fund (ADVGX)

PROSPECTUS
February 28, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Advisory Research Funds
Each a series of the Investment Managers Series Trust (the “Trust”)
Each of the funds described in this Prospectus will be referred to as a “Fund” and collectively as the “Funds”

SUMMARY SECTION	2
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	10
MANAGEMENT OF THE FUND	15
YOUR ACCOUNT WITH THE FUND	19
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	26
DIVIDENDS AND DISTRIBUTIONS	27
FINANCIAL HIGHLIGHTS	27
FEDERAL INCOME TAX CONSEQUENCES	28

This Prospectus sets forth basic information about the Funds that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is February 28, 2011.

SUMMARY SECTION

Investment Objective

Advisory Research International Small Cap Value Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) Fee	1.00% None
Other expenses	1.58%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses1	2.59%
Fee waiver and/or expense reimbursements2	(1.23%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1, 2	1.36%

1
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2

One Year	Three Years	Five Years	Ten Years
$138	$688	$1,265	$2,833

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.51% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies and will invest at least 75% of its net assets in securities of companies located outside of the United States.  The Fund considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase.  Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions.  As of December 31, 2010, the market capitalizations of companies included in the MSCI EAFE Small Cap Index were between $4.9 million and $5.4 billion.  Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Fund advisor’s sole discretion.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that it believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund invests primarily in equity securities of foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets.  The Fund generally will invest in a portfolio of 60 to 80 securities of companies located in different countries and regions.  From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund also may invest in American, European, and Global Depository Receipts (“ADRs”, “EDRs”, and “GDRs”, respectively), and exchange-traded funds (“ETFs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

3

•
Small Cap Company Risk:  The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies, including ETFs, to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

4

Portfolio Managers

Brien M. O’Brien, Jonathan P. Brodsky, Drew Edwards and Marco P. Priani have served as the portfolio managers of the Fund since its inception.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5

SUMMARY SECTION

Investment Objective

Advisory Research Global Value Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) Fee	1.00% None
Other expenses	4.29%
Total annual fund operating expenses	5.29%
Fee waiver and/or expense reimbursements	(3.94%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1	1.35%

1
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$137	$1,231	$2,318	$5,008

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.54% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest primarily in equity securities of companies located throughout the world, including the United States.  Under normal market conditions, the Fund will invest at least 40% of its assets in companies organized, headquartered or doing a substantial amount of business outside the United States.  The Fund considers a company that has at least 50% of its assets or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries). The Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 15% of its assets in emerging markets. From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund may invest in any size company, including small and mid capitalization companies.  The Fund generally will invest in a portfolio of 50 to 100 securities of companies located in different countries and regions.  From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions.

The Fund also may invest in American, European, and Global Depository Receipts (“ADRs”, “EDRs”, and “GDRs”, respectively), and exchange-traded funds (“ETFs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

7

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.

•
Small- and Mid-Cap Company Risks:  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies, including ETFs, to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
The bar chart and the performance table below illustrate some of the risks and volatility of an investment in the Fund for the indicated periods.

The Fund commenced investment operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on January 1, 2009 (the "Predecessor Account"), into shares of the Fund.  The bar chart and the performance table below are for the Predecessor Account prior to the commencement of the Fund's operations. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account.  The returns for the Predecessor Account reflect its performance prior to the conversion into the Fund and have been adjusted to reflect the estimated gross annual operating expenses of the Fund as set forth in the Fund’s prospectus dated July 13, 2010, as amended July 22, 2010. The Predecessor Account was not registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the Act, the Predecessor Account's performance may have been adversely affected. The performance results of the Fund's shares will be reported once the Fund has been in operation for one complete calendar year. Past performance before and after taxes does not necessarily indicate how the Fund will perform in the future.

8

This bar chart shows the performance of the Predecessor Account based on a calendar year.

Calendar-Year Total Returns

During the period of time shown in the bar chart, the highest return for a calendar quarter was 27.37% (quarter ended 6/30/09) and the lowest return for a calendar quarter was –14.02% (quarter ended 3/31/09).

This table shows the Predecessor Account’s average annual total returns for the periods ending December 31, 2010. The table also shows how the Predecessor Account’s performance compare with the returns on an index comprised of companies similar to those held by the Predecessor Account and by the Fund.

Average Annual Total Returns as of December 31, 2010
	One Year	Since Inception (1/1/09)

Return Before Taxes	17.16%	26.45%
Return After Taxes on Distributions*	16.88%	26.30%
Return After Taxes on Distributions and Sale of Fund Shares*	11.53%	22.84%
MSCI World Value Index (reflects no deduction for fees, expenses or taxes)	9.02%	17.52%

*	fter-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and are therefore unavailable until the Fund has been in operation for one complete calendar year.

Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

Portfolio Managers

Brien M. O’Brien, James M. Langer, Jonathan P. Brodsky, Marco P. Priani, Drew Edwards and Matthew K. Swaim have served as the portfolio managers of the Fund since its inception.

9

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

SUMMARY SECTION

Investment Objective

Advisory Research All Cap Value Fund (the “Fund”) seeks long term capital appreciation.

10

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) Fee	1.00% None
Other expenses	3.57%
Acquired fund fees and expenses	0.01%
Total annual fund operating expenses1	4.58%
Fee waiver and/or expense reimbursements2	(3.37%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements1, 2	1.21%

1
The total annual fund operating expenses and net operating expenses do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which table reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.20% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$123	$1,078	$2,041	$4,483

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.44% of the average value of its portfolio.

11

Principal Investment Strategies

Under normal circumstances, the Fund will invest in equity securities of companies of any size including small and mid capitalization companies.  The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities.   While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets, in keeping with the Fund’s investment objectives.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Fund will invest in a portfolio of securities typically spread across many economic sectors.

The Fund also may invest in American, European, and Global Depository Receipts (“ADRs”, “EDRs”, and “GDRs”, respectively), and exchange-traded funds (“ETFs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

12

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.

•
Small- and Mid-Cap Company Risks:  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies, including ETFs, to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Returns

During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.56% (quarter ended 12/31/2010, and the lowest return for a calendar quarter was -9.87% (quarter ended 6/30/2010).

13

Average Annual Total Returns as of December 31, 2010
	One Year	Since Inception (11/16/09)
Return Before Taxes	17.07%	17.01%
Return After Taxes on Distributions*	16.14%	16.18%
Return After Taxes on Distributions and Sale of Fund Shares*	11.16%	14.02%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	16.23%	15.03%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

Portfolio Managers

Brien M. O’Brien, James M. Langer, Matthew K. Swaim and Eric J. Miller have served as the portfolio managers of the Fund since its inception. Bruce M. Zessar has served as a portfolio manager of the Fund since December 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

INTERNATIONAL SMALL CAP VALUE FUND

14

Investment Objective

The Fund's investment objective is long-term capital appreciation.  The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.  There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small capitalization companies and will invest at least 75% of its net assets in securities of companies located outside of the United States.  The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Fund considers small capitalization companies to be companies with market capitalizations within the range of those companies included in the MSCI EAFE Small Cap Index at the time of purchase.  Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions.  As of December 31, 2010, the market capitalizations of companies included in the MSCI EAFE Small Cap Index were between $4.9 million and $5.4 billion.  Investments in companies that move above or below the capitalization range of the MSCI EAFE Small Cap Index may continue to be held by the Fund in the Advisor’s sole discretion.  The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities.  The Fund invests primarily in equity securities of foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets.

Under normal market conditions, the Fund generally will invest in a portfolio of 60 to 80 securities among different countries and regions.  From time to time, the Fund may have a significant portion of its assets in the securities of companies in one or more countries or regions outside the United States. Under normal market conditions, the Fund will invest in a portfolio of securities typically spread across many economic sectors.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund also may invest in ADRs, EDRs, GDRs and ETFs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

The Advisor’s investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value.  The Advisor employs a four-step investment process.  First, the Advisor uses a quantitative screen to identify a group of value-oriented securities of companies with market capitalizations within or close to the range of the market capitalizations of the MSCI EAFE Small Cap Index.  Second, the Advisor conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company.  In the third step, the Advisor analyzes the companies’ senior management and their business plans to identify competent senior management teams that are committed to unlocking value.  Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps.  The Advisor also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Advisor generally will sell a security when one or more of the following occurs: 1) the Advisor’s estimate of full valuation is realized; 2) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); 3) there is significant negative news; or 4) a company is acquired for cash.  In the case of acquisitions for stock, the Advisor will evaluate the combined company.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

15

Principal Risks of Investing

As discussed in the Summary Section and described further on page 14 under “Principal Risks of Investing in the Funds”, the Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.

GLOBAL VALUE FUND

Investment Objective

The Fund’s investment objective is long term capital appreciation.  The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.  There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies

The Fund will invest primarily in equity securities of companies located throughout the world, including the United States.  Under normal market conditions, the Fund will invest at least 40% of its assets in companies organized, headquartered or doing a substantial amount of business outside the United States.  The Fund considers a company that has at least 50% of its assets or derives at least 50% of its revenue from business outside the United States as doing a substantial amount of business outside the United States.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries). The Fund will invest primarily in equity securities of companies located in developed countries and may invest up to 15% of its assets in emerging markets.

The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund may invest in any size company, including small and mid capitalization companies.  The Fund generally will invest in a portfolio of 50 to 100 securities of companies located in different countries and regions.  From time to time, the Fund may have a significant portion of its assets invested in the securities of companies in one or a few countries or regions. Under normal market conditions, the Fund will invest in a portfolio of securities typically spread across many economic sectors.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund also may invest in ADRs, EDRs, GDRs and ETFs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

The Advisor’s investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value.  The strategy invests in stocks that we believe are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Advisor employs a four-step investment process.  First, the Advisor uses a quantitative screen to identify a group of value-oriented securities.  Second, the Advisor conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company.  In the third step, the Advisor analyzes the companies’ senior management and their business plans to identify competent senior management teams that are committed to unlocking value.  Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps.  The Advisor also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Advisor generally will sell a security when one or more of the following occurs: 1) the Advisor’s estimate of full valuation is realized; 2) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); 3) there is significant negative news; or 4) a company is acquired for cash.  In the case of acquisitions for stock, the Advisor will evaluate the combined company.

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When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Principal Risks of Investing

As discussed in the Summary Section and described further on page 14 under “Principal Risks of Investing in the Funds”, the Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.

ALL CAP VALUE FUND

Investment Objective

The Fund’s investment objective is long term capital appreciation.  The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.  There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest in equity securities of companies of any size including small and mid capitalization companies.  The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities.   While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of foreign issuers, including those in emerging markets, in keeping with the Fund’s investment objectives.

Under normal market conditions, the Fund will invest in a portfolio of securities typically spread across many economic sectors.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund also may invest in ADRs, EDRs, GDRs and ETFs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

The Advisor’s investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value.  The Advisor employs a four-step investment process.  First, the Advisor uses a quantitative screen to identify a group of value-oriented securities.  Second, the Advisor conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company.  In the third step, the Advisor analyzes the companies’ senior management and their business plans to identify competent senior management teams that are committed to unlocking value.  Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps.  The Advisor also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Advisor generally will sell a security when one or more of the following occurs: 1) the Advisor’s estimate of full valuation is realized; 2) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); 3) there is significant negative news; or 4) a company is acquired for cash.  In the case of acquisitions for stock, the Advisor will evaluate the combined company.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

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Principal Risks of Investing

As discussed in the Summary Section and described further below under “Principal Risks of Investing in the Funds”, the Fund is subject to the risks common to all mutual funds that invest in equity securities and foreign securities.

Principal Risks of Investing in the Funds

The Funds’ principal risks are mentioned below. Before you decide whether to invest in the Funds, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause investors to lose money.

•	Investment Risks: An investment in the Funds is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: The value of the securities held by the Funds may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Funds; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Funds. The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Funds.  Common stock of an issuer in the Funds' portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

•
Small Cap Company Risks (with respect to International Small Cap Value Fund):  The securities of small capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

•
Foreign Investment Risks: The Funds' investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Funds' investments or prevent the Funds from realizing the full value of its investments.  Financial reporting standards and transaction settlement systems for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Funds have invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•
Currency Risk: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the United States or abroad.  As a result, the Funds’ investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Funds.

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•
Emerging Markets Risks:  The Funds’ investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies.  Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Funds are subject to management risk because they are actively managed portfolios. The Advisor applies investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

•
Non-Diversification Risks: The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Funds may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks.  These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.  The finance sector is subject to extensive government regulation, can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

•
Small- and Mid-Cap Company Risks (with respect to Global Value Fund and All Cap Value Fund):  The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Funds’ focus on value investing may cause the Funds to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Funds limit their investment in shares of other investment companies including ETFs to the extent allowed by the 1940 Act.  Funds assets invested in ETFs and other mutual funds incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Funds.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) dated February 28, 2011.  Currently, disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Funds’ Annual Report and Semi-Annual Report to Funds shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

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Investment Advisor

Advisory Research, Inc. (“ARI” or “Advisor”), located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601, acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  ARI, founded in 1974, is a Delaware corporation, a wholly owned subsidiary of Piper Jaffray Companies and a registered investment advisor.  The Advisor manages approximately $5.6 billion in equity and fixed income assets for corporations, foundations, endowments, public plans and high net worth individuals as of November 30, 2010.

Pursuant to the Advisory Agreement, each Fund pays the Advisor an annual advisory fee of 1.00% of each of the Fund’s average daily net assets for the services and facilities it provides, payable on a monthly basis.

A discussion regarding the basis of Board’s approval of the Advisory Agreement for International Small Cap Value Fund and All Cap Value Fund is available in the Funds’ semi-annual report dated April 30, 2010.  A discussion regarding the basis of Board’s approval of the Advisory Agreement for the Global Value Fund is available in the Funds’ annual report to shareholders for the period ending October 31, 2010.

Portfolio Managers

The Funds are managed by the portfolio managers listed below.  The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.  All investment decisions are made by the portfolio managers as a team, in the absence of a veto from any portfolio manager.

The International Small Cap Value Fund is team managed by Brien M. O’Brien, Jonathan P. Brodsky, Drew Edwards and Marco P. Priani.

The Global Value Fund is team managed by Brien M. O’Brien, James M. Langer, Jonathan P. Brodsky, Marco P. Priani, Drew Edwards and Matthew K. Swaim.

The All Cap Value Fund is team managed by Brien M. O’Brien, James M. Langer, Matthew K. Swaim, Eric J. Miller and Bruce M. Zessar.

Brien M. O’Brien has 30 years of investment experience.  He has served as ARI’s CEO since 2005.  Mr. O’Brien served as Chairman of the firm from 1996 to 2006 and resumed the role of Chairman in 2008.  Prior to joining ARI, Mr. O’Brien was the founder of Marquette Capital, an investment advisory firm that merged with ARI in 1996.  A former vice president at Bear Stearns, Mr. O’Brien began his career with Oppenheimer & Co.  He is a member of the Board of Trustees of Boston College, a member of the Trustees of the University of Chicago Medical Center and a member of the Trustees and the Chairman of the Endowment Committee of the Westminster School in Simsbury, CT.  Mr. O’Brien graduated with honors from Boston College with a B.S. in finance and theology.

James M. Langer, CFA, has 17 years of investment experience and has served as a Managing Director of the firm since 2007. He served as Vice President of ARI from 1996 to 2007.  Prior to joining ARI in 1996, Mr. Langer served as an Investment Consultant at Marquette Associates for five years.  Mr. Langer’s career in finance began at the Center for Research in Security Prices at the University of Chicago, where he worked on several academic research projects.  Mr. Langer holds a B.A. in economics from the University of Chicago and an M.B.A. from the Kellogg School of Management – Northwestern University.

Eric J. Miller, CMA, has 16 years of investment experience and has served as a Managing Director of ARI since joining ARI in 2006.  Prior to joining ARI, he served as a portfolio manager for Heartland Advisors and was CEO of Heartland Group from 1994 to 2006.  Prior to joining Heartland, Mr. Miller spent eight years at American Appraisal Associates, Inc. as both their CFO and later as head of U.S. appraisal operations.  Mr. Miller holds a B.A. in government from Dartmouth College and an M.B.A from the Amos Tuck School of Business Administration – Dartmouth College.

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Jonathan P. Brodsky has 11 years of investment experience and has served as a Managing Director of the firm since 2009.  He served as Vice President of ARI from 2004 to 2009.  Prior to joining ARI, he served a non-political appointment in the United States Securities and Exchange Commission’s Office of International Affairs from 2003 to 2004.  Mr. Brodsky began his career in finance as an investment banker for J.P. Morgan Securities, Inc. from 2000 to 2003.  Mr. Brodsky holds a B.A. in political science and an M.A. in international relations from Syracuse University and an M.B.A. and J.D. from Northwestern University.

Drew Edwards has 11 years of investment experience and has served as a Vice President of the firm since joining ARI in 2008.  From 2005 to 2008, Mr. Edwards was an investment professional at Taiyo Pacific Partners, an activist fund manager that focuses on Japanese equities.  Prior to joining Taiyo, he was a finance executive in the healthcare industry from 2002 to 2005 and as an investment banker at Lehman Brothers from 2000 to 2002.  Mr. Edwards holds a B.A. in International Business from Sophia University (Tokyo) and an M.B.A. and J.D. from Northwestern University.

Marco P. Priani, CFA, CPA, FRM, has nine years of investment experience and has served as a Vice President of the firm since joining ARI in 2006.  Prior to joining ARI, from 1993 to 2004 he worked as a partner in the corporate bankruptcy law firm of Priani, Claps & Caamaño in Buenos Aires, Argentina.  Marco holds a J.D. from the Universidad de Buenos Aires, an M.A. in law and finance from the Universidad del CEMA, an M.B.A. in analytic finance and accounting from the University of Chicago, and an LLM from the Northwestern University School of Law.

Matthew K. Swaim, CFA, CPA, has nine years of investment experience and has served as a Managing Director of the firm since 2009. He served as Vice President of ARI from 2005 to 2009. Prior to joining ARI in 2005, he worked in the assurance and business advisory group at PricewaterhouseCoopers LLP from 1998 to 2003. While pursuing his master’s degree in business, he worked as an equity analyst with a mutual fund company from 2004 to 2005. Mr. Swaim holds a B.S. in accounting and business administration from the University of Kansas and an M.B.A. from the Kelley School of Business - Indiana University.

Bruce M. Zessar, CFA, has eight years of investment experience and has served as a Managing Director of the firm since 2009.  He served as Vice President of ARI from 2004 to 2009.  Prior to joining ARI in 2004, he served as executive vice president and general counsel of Oasis Legal Finance, LLC, a specialty finance company from 2002 to 2004.  Mr. Zessar was formerly a partner in the law firm of Sidley Austin, where he practiced law from 1990 to 2002.  Mr. Zessar holds an A.B. magna cum laude in Economics from Harvard University and a J.D. with distinction from Stanford Law School.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive their fees and/or absorb expenses of the Funds to ensure that the net annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35%, 1.35% and 1.20% of average daily net assets for International Small Cap Value Fund, Global Value Fund and All Cap Value Fund, respectively.  This agreement is effective until February 28, 2012, and may be terminated by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by a Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  Each Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

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Prior Performance for Similar Accounts managed by the Advisor

The following tables set forth composite performance data relating to the historical performance of all accounts managed by the Advisor for the periods indicated with investment objectives, policies, strategies and risks substantially similar to those of the Advisory Research International Small Cap Value Fund and the Advisory Research All Cap Value Fund, respectively.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of those Funds.

The private accounts and limited partnerships comprising the composites are not subject to the same types of expenses to which the Funds are subject, certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts or limited partnerships could have been adversely affected if the private accounts and limited partnerships had been regulated as investment companies under the federal securities laws.  You should not consider this performance data as an indication of future performance of the Funds.

Average Annual Total Returns
For the Periods Ended December 31, 2010

ARI International Value Composite
	One Year	Three Years	Since Inception (1/1/2006)
ARI International Value Composite returns (1)	20.1%	-2.7%	3.4%
MSCI EAFE Small Cap Index	22.0%	-1.7%	2.8%

ARI All Cap Value Composite
	One Year	Three Years	Five Years	Since Inception (7/1/2002)
ARI All Cap Value Composite returns (2)	16.4%	2.2%	1.6%	6.9%
Russell 3000® Value Index	16.2%	3.9%	1.5%	5.3%

(1) The composite performance does not represent the historical performance of the Advisory Research International Small Cap Value Fund and should not be interpreted as being indicative of the future performance of the Advisory Research International Small Cap Value Fund.

(2) The composite performance does not represent the historical performance of the Advisory Research All Cap Value Fund and should not be interpreted as being indicative of the future performance of the Advisory Research All Cap Value Fund.

ARI is an independent registered investment advisor established in 1974.  ARI manages a variety of equity and fixed income assets for primarily U.S. clients.  ARI claims compliance with the Global Investment Performance Standards (GIPS).  The GIPS method of calculating performance is not the same as that used for the Funds.

The composite returns are net of management fees, trading commissions, and transaction costs and reflect the reinvestment of all income.  Composite returns have been reduced by the amount of the highest fee charged to any client invested in a strategy for the period under consideration.  Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size.  The fee schedules are as follows:

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Management Fees
ARI International Value Strategy	1.50% of assets under management
ARI All Cap Value Strategy	1.00% on the first $5 million 0.75% on the next $15 million 0.50% thereafter

The U.S. dollar is the currency used to express performance.

MSCI EAFE Small Cap Index:  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe.  It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

A complete list of firm composites and performance results is available upon request.  Additional information regarding policies for calculating and reporting returns is also available by contacting the Advisor at requestinfo@advisoryresearch.com.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each Fund's shares is based upon the net asset value per share (“NAV”).  The NAV is determined by dividing (a) the difference between the value of each Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of each Fund shares outstanding (assets – liabilities / # of shares = NAV).  Each NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.  The Funds' NAV are typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Funds’ NAVs may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Funds do not value their shares, which may significantly affect the Funds' NAVs on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Funds must utilize fair value pricing, including when reliable market quotations are not readily available, when the Funds’ pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Funds’ NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Funds will obtain the fair value assigned to a security if it sells the security.

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Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Funds’ NAVs are determined.  If the event may result in a material adjustment to the price of the Funds’ foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Funds may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Funds’ NAVs.  Other types of portfolio securities that the Funds may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares

To purchase shares of the Funds, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Shares of the Funds may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Funds to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Funds shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Funds may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Funds shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Funds reserve the right to accept payment for shares in the form of securities that are permissible investments for the Funds.  The Funds also reserve the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Funds.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Funds generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Trust’s discretion.  You may purchase additional shares of the Funds by sending a check together with the investment stub from your most recent account statement to the Funds at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Funds by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

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Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Funds reserve the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Funds at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25 th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Funds’ transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-665-1414 at least five days prior to the date of the next AIP transfer.  The Funds may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Advisory Research Funds.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.

Methods of Buying
Through a broker- dealer or other financial intermediary
The Funds are offered through certain approved financial intermediaries (and their agents).  The Funds are also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be executed at the next NAV calculated by the Funds.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Funds may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

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By mail
The Funds will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Funds, complete an account application and send it together with your check for the amount you wish to invest in the Funds to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $20 fee will be assessed against your account by the Transfer Agent.

Regular Mail Advisory Research Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Advisory Research Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-665-1414 and you will be allowed to move money in amounts of at least $500 from your bank account to the Funds account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Advisory Research Funds
A/C # 98 718 79569
For further credit to:
“Fund name”
Your account number(s)
Name(s) of investor(s)
Social security or tax payer ID number

Before sending your wire, please contact the Transfer Agent at 1-888-665-1414 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Funds and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

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Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Funds by mail.  Send your written redemption request to Advisory Research Funds at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Advisory Research Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Advisory Research Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Funds at 1-888-665-1414 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers or overnight check delivery are subject to a $15 fee ($20 if you request for Saturday check delivery) paid by the investor and your bank may charge a fee to receive wired funds.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Funds by phone at 1-888-665-1414. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Funds and all of their service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

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•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.
Medallion Signature Guarantee

In addition to the situations described above, the Funds reserve the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $100.  If you elect to receive redemptions through the SWP, the Funds will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-665-1414.  The Funds may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Funds’ shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

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The Funds generally pay sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds’ remaining shareholders), the Funds may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

The Funds may redeem all of the shares held in your account if your balance falls below the Funds’ minimum initial investment amount due to your redemption activity.  If, within 30 days of the Funds’ written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Funds will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Tools to Combat Frequent Transactions

The Funds discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Funds’ performance.  The Funds take steps to reduce the frequency and effect of these activities in the Funds.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Funds make efforts to identify and restrict frequent trading, the Funds receive purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Funds seek to exercise its judgment in implementing these tools to the best of its ability in a manner that the Funds believe is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Funds within 90 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Funds for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vii) pursuant to the SWP, (viii) that are part of an exchange between shares of the Funds, or (ix) by the Fund of accounts falling below the minimum initial investment amount.  The Funds reserve the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Funds.

Monitoring Trading
Practices
The Funds may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

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General Transaction Policies

Some of the following policies are mentioned above.  In general, the Funds reserve the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason (generally, the Funds do this if the purchase is disruptive to the efficient management of the Funds due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds and/or their service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail your request to the Funds at the address listed under “Methods of Buying.”

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Exchange Privilege.  Shareholders may exchange shares of each Fund for shares of another Fund.  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table).  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Funds or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Funds reserve the right to limit the total number of exchanges you can make in any year.

Fund Information.  In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the transfer agent.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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The Advisor, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Funds.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Funds’ shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Funds and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Funds will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Funds may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Funds’ investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Funds just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Funds shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the Funds’ then current NAV and to reinvest all subsequent distributions.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Funds’ financial performance. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request.

	International
	Small Cap Value		Global Value		All Cap Value
	Fund		Fund		Fund
	March 31, 2010 (1)		July 30, 2010 (1)		November 16, 2009 (1)
	Through		Through		Through
	October 31, 2010		October 31, 2010		October 31, 2010

Net asset value, beginning of period	$10.00		$10.00		$10.00

Income from investment operations:
Net investment income	0.03		0.01		0.02
Net realized and unrealized gain
on investments and foreign currency	0.48		0.57		1.14
Total from investment operations	0.51		0.58		1.16

Net asset value, end of period	$10.51		$10.58		$11.16

Total return	5.10%	(2)	5.80%	(2)	11.60%	(2)

Ratios/supplemental data:
Net assets, end of period (millions)	$23.5		$7.2		$8.6

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.58%	(3)	5.29%	(3)	4.57%	(3)
After fees waived and expenses absorbed (4)	1.35%	(3)	1.35%	(3)	1.20%	(3)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.43%)	(3)	(3.43%)	(3)	(3.07%)	(3)
After fees waived and expenses absorbed	0.80%	(3)	0.51%	(3)	0.30%	(3)

Portfolio turnover rate	17.51%	(2)	17.54%	(2)	35.44%	(2)

____________________________
(1)     Commencement of Operations.
(2)     Not annualized.
(3)     Annualized.
(4)     The Advisor has contractually agreed to limit the operating expenses of the International Small Cap Value Fund to 1.35%, the Global Value Fund to 1.35% and the All Cap Value Fund to 1.20% of each Fund's average net assets, respectively.

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FEDERAL INCOME TAX CONSEQUENCES

Each Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”).  If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

Each Fund intends to distribute all of its net investment income and capital gains to shareholders.  Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Long-term capital gain is currently taxable to non-corporate shareholders at a maximum federal income tax rate of 15%.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Fund must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.  The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

If you sell your Fund shares, it is generally considered a taxable event for you.  Depending on the purchase price and the selling price of the shares you sell, you may have a gain or a loss on the transaction.  The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year.  If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Shareholders may be limited in their ability to utilize capital losses.  You are responsible for any tax liabilities generated by your transaction.

Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund’s distributions.  However, the United States has entered into tax treaties with several foreign countries that entitle certain investors to a lower taxation or to certain tax exemptions.  Accordingly, the Fund will attempt to operate in such a way as to qualify for such reduced tax rates or tax exemptions whenever practicable.

Prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situation.

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Investment Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California  90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

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Advisory Research Funds
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Once available, the Fund’s annual and semi-annual reports, as well as the Fund’s SAI, will be available on the Fund’s website, www.ARIFunds.com.  You can obtain a free copy of the Fund’s SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-665-1414 or by writing to:

Advisory Research Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

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ADVISORY RESEARCH FUNDS

Advisory Research Small Micro Cap Value Fund

PROSPECTUS
February 28, 2011

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Advisory Research Funds
a series of the Investment Managers Series Trust (the “Trust”)

SUMMARY SECTION	1
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES	4
MANAGEMENT OF THE FUND	4
YOUR ACCOUNT WITH THE FUND	6
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	14
DIVIDENDS AND DISTRIBUTIONS	15
FINANCIAL HIGHLIGHTS	15
FEDERAL INCOME TAX CONSEQUENCES	15

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.

The date of this Prospectus is February 28, 2011.

SUMMARY SECTION

Investment Objective

Advisory Research Small Micro Cap Value Fund (the “Fund”) seeks long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account fees (annual maintenance and redemption requests)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees Distribution (Rule 12b-1) Fee	1.00% None
Other expenses1	0.38%
Total annual fund operating expenses	1.38%
Fee waiver and/or expense reimbursements2	(0.03%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements2	1.35%

1	Other expenses have been estimated for the current fiscal year.
2
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2012, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$137	$434

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not have a portfolio turnover rate.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small and micro cap companies.  The Fund considers small and micro cap companies to be companies with market capitalizations within the ranges of those companies included in the Russell 2000 Index and the Russell Microcap® Index at the time of purchase.  Because small and micro cap companies are defined by reference to indices, the range of market capitalization of companies in which the Fund invests may vary with market conditions.  As of December 31, 2010, the market capitalizations of companies included in the Russell 2000 Index and Russell Microcap® Index ranged from $24 million to $5 billion and $6 million and $1.2 billion, respectively.  Investments in companies that move above or below the capitalization ranges of the Russell 2000 Index or the Russell Microcap® Index may continue to be held by the Fund in the Fund advisor’s sole discretion.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Fund’s advisor uses a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value. The strategy invests in stocks that the advisor believes are profitable, undervalued on a price to book basis, and exhibit low levels of leverage.  The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities.  The Fund invests primarily in equity securities of U.S. issuers and foreign (non-U.S.) companies located in developed countries but may also invest in emerging markets.  The Fund generally will invest in a portfolio of 50 to 100 securities typically spread across many economic sectors.

The Fund also may invest in American, European, and Global Depository Receipts (“ADRs”, “EDRs”, and “GDRs”, respectively), and exchange-traded funds (“ETFs”).  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.

Principal Risks of Investing

Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

•
Small and Micro Cap Company Risk:  The securities of small and micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

2

•
Foreign Investment Risks: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments.

•
Currency Risks: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.   The Fund limits its investment in shares of other investment companies including ETFs to the extent allowed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Performance
The Fund does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Advisory Research, Inc. (“ARI” or the “Advisor”)

Portfolio Managers

Brien M. O’Brien, James M. Langer, Matthew K. Swaim and Matthew W. Dougherty have served as the portfolio managers of the Fund since its inception.

3

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing through tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

The Small Micro Cap Value Fund's investment objective is long-term capital appreciation.  The Fund's investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval.  There is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of small and micro cap companies.  The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Fund considers small and micro cap companies to be companies with market capitalizations within the ranges of those companies included in the Russell 2000 Index and the Russell Microcap® Index at the time of purchase.  Because small and micro cap companies are defined by reference to indices, the range of market capitalization of companies in which the Fund invests may vary with market conditions.  As of December 31, 2010, the market capitalizations of companies included in the Russell 2000 Index and Russell Microcap® Index ranged from $24 million to $5 billion and $6 million and $1.2 billion, respectively.  Investments in companies that move above or below the capitalization ranges of the Russell 2000 Index or the Russell Microcap® Index may continue to be held by the Fund in the Fund advisor’s sole discretion.  The Fund’s investments in equity securities may include common stock, preferred stocks and convertible securities.  Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers and issuers organized or traded in foreign countries (“foreign issuers”) including emerging markets.

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The Fund also may invest in ADRs, EDRs, GDRs and ETFs.  ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.  EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.  ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices and whose shares are bought and sold on securities exchanges.  The Fund generally will invest in a portfolio of 50 to 100 securities typically spread across many economic sectors.  From time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the finance sector.

The Advisor’s investment process is a bottom-up approach that seeks to identify companies with attractive valuations relative to net asset value.  The Advisor employs a four-step investment process.  First, the Advisor uses a quantitative screen to identify a group of value-oriented U.S. securities of companies with market capitalizations within or close to the range of the market capitalizations of the Russell 2000 Index or the Russell Microcap® Index.  Second, the Advisor conducts a thorough fundamental analysis of each company, focusing on key balance sheet information to determine the net asset value of the company.  In the third step, the Advisor analyzes the companies’ senior management and their business plans to identify competent senior management teams that are committed to unlocking value.  Finally, the portfolio management team determines whether to buy, wait or pass on those companies that have passed the first three steps.  The Advisor also considers other factors including political risk, monetary policy risk, and regulatory risk when selecting foreign (non-U.S.) securities.

The Advisor generally will sell a security when one or more of the following occurs: 1) the Advisor’s estimate of full valuation is realized; 2) a more attractive stock is identified (in which case the least attractive stock in the portfolio is sold); 3) there is significant negative news; or 4) a company is acquired for cash.  In the case of acquisitions for stock, the Advisor will evaluate the combined company.

When the Advisor believes equity market conditions are not favorable to the Fund’s principal investment strategies, the Fund may temporarily invest up to 100% of its assets in cash or high quality short-term money market instruments.  In such a case, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Investment Risks: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

•
Equity Risks: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. The stock market has been subject to significant volatility recently which has increased the risk associated with an investment in the Fund.  Common stock of an issuer in the Fund' portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

5

•
Small and Micro Cap Company Risks:  The securities of small or micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger, more established companies.

•
Foreign Investment Risks: The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments.  Financial reporting standards and transaction settlement systems for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

•
Currency Risk: Foreign securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time due to the imposition of currency controls or other political developments in the United States or abroad.  As a result, the Fund’s investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.

•
Emerging Markets Risks:  The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.  The economies of most emerging market countries are in the infancy stage of capital market development.  As a result, their economic systems are still evolving and their political systems are typically less stable than those in developed economies.  Emerging market countries often suffer from currency devaluation and higher rates of inflation.

•
Management Risks: The Fund is subject to management risk because it is an actively managed portfolio. The Advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

•
Non-Diversification Risks: The Fund is non-diversified, which means the Fund may focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

•
Finance Sector Risks:  From time to time, the Fund may invest a significant amount of its total assets in the finance sector, which may be subject to specific risks.  These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade.  The finance sector is subject to extensive government regulation, can be significantly affected by the availability and cost of capital Fund, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

•
Value Stock Risk:  Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time or that the security is not undervalued but is appropriately priced.  The Fund’s focus on value investing may cause the Fund to underperform when growth investing is in favor.

•
ETF Risks: The risk of ETFs generally reflects the risk of owning shares of the underlying securities held by the ETFs, although the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Fund limits its investment in shares of other investment companies including ETFs to the extent allowed by the 1940 Act.  Fund assets invested in ETFs and other mutual Fund incur a layering of expenses, including operating costs and advisory fees that you indirectly bear as a shareholder in the Fund.

6

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) dated February 28, 2011.  Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders, and in the quarterly holdings report on Form N-Q.

MANAGEMENT OF THE FUND

Investment Advisor

Advisory Research, Inc. (“ARI” or “Advisor”), located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust.  ARI, founded in 1974, is a Delaware corporation, a wholly owned subsidiary of Piper Jaffray Companies and a registered investment advisor.  The Advisor manages approximately $5.6 billion in equity and fixed income assets for corporations, foundations, endowments, public plans and high net worth individuals as of November 30, 2010.

Pursuant to the Advisory Agreement, the Fund pays the Advisor an advisory fee for the services and facilities it provides payable on a monthly basis at the following annual rates:

Fund	Advisory Fee (as a % of average daily net assets)
Small Micro Cap Value Fund	1.00%

A discussion regarding the basis of Board’s approval of the Advisory Agreement for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ending April 30, 2011.

Portfolio Managers

The Fund is managed by the portfolio managers listed below.  The portfolio managers work as a team in considering securities for selection and implementing portfolio strategies.  All investment decisions are made by the portfolio managers as a team, in the absence of a veto from any portfolio manager.

Brien M. O’Brien has 30 years of investment experience.  He has served as ARI’s CEO since 2005.  Mr. O’Brien served as Chairman of the firm from 1996 to 2006 and resumed the role of Chairman in 2008.  Prior to joining ARI, Mr. O’Brien was the founder of Marquette Capital, an investment advisory firm that merged with ARI in 1996.  A former vice president at Bear Stearns, Mr. O’Brien began his career with Oppenheimer & Co.  He is a member of the Board of Trustees of Boston College, a member of the Trustees of the University of Chicago Medical Center and a member of the Trustees and the Chairman of the Endowment Committee of the Westminster School in Simsbury, CT.  Mr. O’Brien graduated with honors from Boston College with a B.S. in finance and theology.

James M. Langer, CFA, has 17 years of investment experience and has served as a Managing Director of the firm since 2007. He served as Vice President of ARI from 1996 to 2007.  Prior to joining ARI in 1996, Mr. Langer served as an Investment Consultant at Marquette Associates for five years.  Mr. Langer’s career in finance began at the Center for Research in Security Prices at the University of Chicago, where he worked on several academic research projects.  Mr. Langer holds a B.A. in economics from the University of Chicago and an M.B.A. from the Kellogg School of Management – Northwestern University.

7

Matthew K. Swaim, CFA, CPA, has nine years of investment experience and has served as a Managing Director of the firm since 2009. He served as Vice President of ARI from 2005 to 2009. Prior to joining ARI in 2005, he worked in the assurance and business advisory group at PricewaterhouseCoopers LLP from 1998 to 2003. While pursuing his master’s degree in business, he worked as an equity analyst with a mutual fund company from 2004 to 2005. Mr. Swaim holds a B.S. in accounting and business administration from the University of Kansas and an M.B.A. from the Kelley School of Business - Indiana University.

Matthew W. Dougherty, CFA, has eight years of investment experience and has served as a Managing Director of the firm since 2009.  He has served ARI as a Vice President from 2007-2009 and a Research Analyst from 2003-2007.  Mr. Dougherty holds a B.A. in religious studies from St. Lawrence University.

The SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive their fees and/or absorb expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.35% of average daily net assets of the Fund.  This agreement is effective until February 28, 2012, and may be terminated by the Trust’s Board of Trustees.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in place at the time of the fee waiver or expense reimbursement.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed.  Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

Prior Performance for Similar Accounts managed by the Advisor

The following tables set forth composite performance data relating to the historical performance of all accounts managed by the Advisor for the periods indicated with investment objectives, policies, strategies and risks substantially similar to those of the Advisory Research Small Micro Cap Value Fund.  The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund.

The private accounts comprising the composite are not subject to the same types of expenses to which the Fund is subject, certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act, and the Internal Revenue Code of 1986, as amended. Consequently, the performance results for these private accounts or limited partnerships could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.  You should not consider this performance data as an indication of future performance of the Fund.

8

Average Annual Total Returns
For the Periods Ended December 31, 2010

ARI Small Micro Cap Value Composite
	One Year	Since Inception (10/1/2008)
ARI Small Micro Cap Value Composite returns (1)	32.0%	9.7%
Russell 2000 Value Index	24.5%	5.5%
Russell Microcap® Value Index	28.4%	4.3%

(1) The composite performance does not represent the historical performance of the Advisory Research Small Micro Cap Value Fund and should not be interpreted as being indicative of the future performance of the Advisory Research Small Micro Cap Value Fund.

ARI is a registered investment advisor established in 1974.  ARI manages a variety of equity and fixed income assets for primarily U.S. clients.  ARI claims compliance with the Global Investment Performance Standards (GIPS).  The GIPS method of calculating performance is not the same as those used for the Fund.

The composite returns are net of management fees, trading commissions, and transaction costs and reflect the reinvestment of all income.  Composite returns have been reduced by the amount of the highest fee charged to any client invested in a strategy for the period under consideration.  Actual fees may vary depending on, among other things, the applicable management fee schedule and portfolio size.  The fee schedules are as follows:

Management Fees
ARI Small Micro Cap Value Strategy	1.10% on first $20mm 1.00% on next $15mm 0.95% on the balance

The U.S. dollar is the currency used to express performance.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Microcap® Value Index measures the performance of the microcap value segment of the U.S. equity market. It includes those Russell Microcap Index companies with lower price-to-book ratios and lower forecasted growth values.

A complete list of firm composites and performance results is available upon request.  Additional information regarding policies for calculating and reporting returns is also available by contacting the Advisor at requestinfo@advisoryresearch.com.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund's shares is based upon the net asset value per share (“NAV”).  The NAV is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV).  The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.  The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business.  The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

9

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined.  If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.  Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$500
Traditional and Roth IRA Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an “in-kind” distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

10

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Trust’s discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your social security number or taxpayer identification number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25 th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network.  The first AIP purchase will be made 15 days after the Fund’s transfer agent (the “Transfer Agent”) receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-665-1414 at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund’s shares will be the next NAV calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Advisory Research Funds.  All requests received in good order before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.

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Methods of Buying
Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name.  The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
The Fund will not accept payment in cash, including cashier’s checks.  Also, to prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To buy shares of the Fund, complete an account application and send it together with your check for the amount you wish to invest in the Fund to the address indicated below.  To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $20 fee will be assessed against your account by the Transfer Agent.

Regular Mail Advisory Research Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Advisory Research Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-665-1414 and you will be allowed to move money in amounts of at least $500 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV determined on that day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire, a completed account application is required before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application form, an account will be established for you.  The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

12

UMB Bank, n.a.
ABA Number 101000695
For credit to Advisory Research Funds
A/C # 98 718 79569
For further credit to:
“Advisory Research Small Micro Cap Value Fund”
Your account number(s)
Name(s) of investor(s)
Social security or tax payer ID number

Before sending your wire, please contact the Transfer Agent at 1-888-665-1414 to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) for the redemption to be processed at the current day’s NAV.  Orders received after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV.  Please keep in mind that your financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Advisory Research Funds at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).

Regular Mail Advisory Research Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery Advisory Research Funds 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

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By telephone
To redeem shares by telephone, call the Fund at 1-888-665-1414 and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers or overnight check delivery are subject to a $15 fee ($20 if you request for Saturday check delivery) paid by the investor and your bank may charge a fee to receive wired funds.  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000, by instructing the Fund by phone at 1-888-665-1414. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:

•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $2,500 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”).  The minimum withdrawal amount is $100.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-665-1414.  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

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Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.  Generally, your redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days).  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have taxes withheld will generally be subject to a 10% federal income tax withholding.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (redemption-in-kind).

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Tools to Combat Frequent Transactions

The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.  Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the shares being redeemed if you redeem your shares of the Fund within 90 days of purchase.  The “first in, first out” (“FIFO”) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vii) pursuant to the SWP, (viii) that are part of an exchange into shares of the Advisory Research International Small Cap Value Fund or the Advisory Research All Cap Value Fund, each of which is offered in another prospectus, or (ix) by the Fund of accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

15

Monitoring Trading
Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

16

General Transaction Policies

Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

Exchange Privilege.  Shareholders may exchange shares of the Fund into shares of Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund or Advisory Research All Cap Value Fund, each of which is offered in another prospectus (Please contact the Fund at 1-888-665-1414 to receive the prospectus).  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table).  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Fund Information.  In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the transfer agent.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

17

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders.  The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of this Prospectus, no financial information is available.

FEDERAL INCOME TAX CONSEQUENCES

The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue code of 1986, as amended (the “Code”).  If the Fund so qualifies, it will not pay federal income tax on the net investment income and capital gains that it distributes to its shareholders.

The Fund intends to distribute all of its net investment income and capital gains to shareholders.  Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received.  This applies whether dividends or distributions are received in cash or additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates.  For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied.  Distributions of net long-term capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.  Long-term capital gain is currently taxable to non-corporate shareholders at a maximum federal income tax rate of 15%.  Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income, regardless of how long the shareholder has held Fund shares.  Dividends paid by a Fund may qualify in part for the dividend deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

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Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

By law, the Fund must withhold a percentage of your distributions and redemption proceeds (“backup withholding”) if you do not provide your correct social security or taxpayer identification number or certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Fund to do so.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against your federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

If you sell your Fund shares, it is generally considered a taxable event for you.  Depending on the purchase price and the selling price of the shares you sell, you may have a gain or a loss on the transaction.  The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year.  If you held your shares for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Shareholders may be limited in their ability to utilize capital losses.  You are responsible for any tax liabilities generated by your transaction.

Investment income received from sources within foreign countries may be subject to foreign income taxes, which generally will reduce the Fund’s distributions.  However, the United States has entered into tax treaties with several foreign countries that entitle certain investors to a lower taxation or to certain tax exemptions.  Accordingly, the Fund will attempt to operate in such a way as to qualify for such reduced tax rates or tax exemptions whenever practicable.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

19

Investment Advisor
Advisory Research, Inc.
Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California  90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

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Advisory Research Small Micro Cap Value Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders.  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

Once available, the Fund’s annual and semi-annual reports, as well as the Fund’s SAI, will be available on the Fund’s website, www.ARIFunds.com.  You can obtain a free copy of the Fund’s SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-665-1414 or by writing to:

Advisory Research Funds
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI  53233-2301

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:
•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

21

Statement of Additional Information
February 28, 2011

Advisory Research Funds
Advisory Research International Small Cap Value Fund (ADVIX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research All Cap Value Fund (ADVGX)
Advisory Research Small Micro Cap Value Fund*
Each a series of the Investment Managers Series Trust

*Currently, the Advisory Research Small Micro Cap Value Fund has not commenced operations and therefore is not available for purchase.

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus for the Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund and Advisory Research All Cap Value Fund; and the Prospectus for the Advisory Research Small Micro Cap Value Fund (each, a “Fund,” and collectively, the “Funds”) dated February 28, 2011 as it may be amended from time to time (the “Prospectuses”).  Each Fund is a series of the Investment Managers Series Trust (the “Trust”).  Advisory Research, Inc. (“ARI” or the “Advisor”) is the investment advisor to the Funds.  A copy of the Funds’ Prospectuses may be obtained by contacting the Funds at the address or the telephone numbers below:

Advisory Research Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-665-1414

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
INVESTMENT RESTRICTIONS	18
MANAGEMENT OF THE FUNDS	19
PORTFOLIO TRANSACTIONS AND BROKERAGE	32
PORTFOLIO TURNOVER	34
PROXY VOTING POLICY	34
ANTI-MONEY LAUNDERING PROGRAM	35
PORTFOLIO HOLDINGS INFORMATION	35
DETERMINATION OF NET ASSET VALUE	37
PURCHASE AND REDEMPTION OF FUND SHARES	38
FEDERAL INCOME TAX MATTERS	39
FUND PERFORMANCE	43
GENERAL INFORMATION	44
FINANCIAL STATEMENTS	45
APPENDIX A	46
APPENDIX B	53

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Funds and not to the other series of the Trust.  The Funds are non-diversified mutual funds.

The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Funds.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

Descriptions in this SAI of a particular investment practice or technique in which the Funds may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Funds’ portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for the Funds.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but to the extent employed, could from time to time have a material impact on the Funds’ performance.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  These market conditions may continue or get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Additional Information Regarding the Funds’ Investments

Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities.  Common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at specific prices for specific periods of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, the Fund in certain circumstances may be required to report income for federal income tax purposes prior to the actual receipt of such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which a Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Foreign Investments.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends, and generally higher commission rates payable on foreign transactions.  Foreign companies may be subject to different accounting, auditing and financial reporting standards and accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the U.S.  Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Market Securities.  Each Fund may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of those Funds.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Funds invest.

Foreign Currency Transactions. Each Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, each Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.  No Fund will have more than 10% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate that Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depository Receipts.  Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  American Depository Receipts ("ADRs") are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.   European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  Investing in GDRs, CDRs, EDRs and ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on GDRs, CDRs, EDRs and ADRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  A Fund may be required to pay foreign withholding or other taxes on certain GDRs, CDRs, EDRs or ADRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  GDRs, CDRs, EDRs and ADRs may be sponsored by the foreign issuer or may be unsponsored.  Unsponsored GDRs, CDRs, EDRs and ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States.  While readily exchangeable with stock in local markets, unsponsored GDRs, CDRs, EDRs and ADRs may be less liquid than sponsored GDRs, CDRs, EDRs and ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored GDRs, CDRs, EDRs and ADRs.

Strategic Transactions

The Funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisor, as applicable, seeks to use such transactions to further each Fund’s investment objective, no assurance can be given that the use of these transactions will achieve this result. The Funds’ activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

Short Sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. A Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, a Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is used for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which a Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. Each Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

To terminate its position as a writer of a call or put option, a Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Funds could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. Each Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If a Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by a fund, and portfolio securities "covering" the amount of such fund’s obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.  Therefore any such options in which a Fund invests are subject to the Fund’s limitation on illiquid securities described herein.

Risks of Writing Options. By selling a call option, a Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Purchasing Call or Put Options. The Funds could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, the Funds could purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase a Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value per share (“NAV”).

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

Futures Contracts. The Funds may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust would be exempt from registration as a "commodity pool."

An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where a Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

When a Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that a Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, a Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by a Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisor's ability to correctly predict the direction of movements in the market. For example, if a Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts. The Funds may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. Each Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Advisor will not purchase options on futures contracts on any exchange unless in the Advisor's opinion a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to a Fund when the use of a future contract would not.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which a Fund may write.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits.  Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

Swap Agreements. A swap is a derivative financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. The Funds may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Funds may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions.

Many swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, each Fund may use swap agreements to add leverage to the portfolio. Each Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees (the “Board”). Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend to a large extent on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by a Fund, the Fund must be prepared to make such payments when due.

The swaps market is largely unregulated. A Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Use of Segregated and other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net assets value per share (“NAV”). While it will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. A Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by a Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Advisor, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which each Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Investment Company Securities. The Funds may invest in shares of other open-end and closed-end investment companies (each, an “Underlying Fund”), including affiliated funds and exchange-traded funds ("ETFs"), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•	The Fund may own an unlimited amount of any affiliated fund’s voting securities.

•	The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:

•
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•
Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

The Fund expects that its investments in underlying funds will primarily be in ETFs.  Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Illiquid and Restricted Securities. The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to look to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Funds’ investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds’ management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. Each Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments

When a temporary defensive posture is believed by the Advisor to be warranted ("temporary defensive periods"), each Fund may, without limitation, hold up to 100% of its assets in cash or invest up to 100% of its assets in money market instruments and repurchase agreements. The money market instruments in which each Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit, bankers' acceptances and bank time deposits issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Additional Risk Considerations

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Funds’ shares.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority,” as defined in the 1940 Act, of the outstanding voting securities of the Fund.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

Each Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate such as real estate investment trust (“REITs”);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.
Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

Each Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	31	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	31	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996)	31	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	31	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006)-.	31	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006)	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives a quarterly retainer of $8,500 from the Trust (except that the Chairperson and the Audit Committee chairman each receive $10,000) and $2,500 from the Trust for each special in-person meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (21 funds) Paid to Trustees1
Independent Trustees
Charles H. Miller, Trustee	$3,323	None	None	$34,000
Ashley Toomey Rabun, Trustee and Chairperson	$3,323	None	None	$40,000
William H. Young, Trustee and Audit Committee Chair	$3,323	None	None	$40,000
1	For the fiscal year ending October 31, 2010.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets as needed.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent registered public accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of December 31, 2010, no Trustees beneficially owned shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001- $50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$10,001 - $50,000
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. To the best knowledge of the Trust, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

Shareholder	Percentage of Total Outstanding Shares of Fund as of February 1, 2011
International Small Cap Value Fund
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	21.86%
Bank of America NA Attn: MFO 1889252 P.O. Box 831575 Dallas, TX 75283	19.85%
Bank of America NA Attn: MFO 1887710 P.O. Box 831575 Dallas, TX 75283	13.94%
Charles Schwab & Co, Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6.69%
Advisory Research, Inc. 180 N. Stetson Ave. Chicago, IL 60601	5.94%

Global Value Fund
Charles Schwab & Co, Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	16.23%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	14.09%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.86%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	7.28%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.90%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.46%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.13%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.01%
All Cap Value Fund
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	14.31%
Wells Fargo Bank NA 1525 West Wt Harris Blvd. Charlotte, NC 28288	10.43%
Charles Schwab & Co, Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 64104	10.29%

Dupont De Nemours Cemetary Co, Inc. Attn: William H. Dupont 3118 Kennett Pike Wilmington, DE 19807	9.81%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	9.56%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	6.31%
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	5.75%

As of February 1, 2011, none of the Trustees and officers of the Trust owned any shares of the Funds.  Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ distributor, Grand Distribution Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.

The Advisor

Advisory Research, Inc. located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, IL 60601, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is a wholly owned subsidiary of Piper Jaffray Companies, which is an international investment firm. Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for each Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides each Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.  The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period with respect to each Fund.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets specified in the Prospectus.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”).  Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses currently in effect or in effect at the time of such fee waivers or expense reimbursement.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date the expense was incurred.  Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers

ARI manages the Funds’ portfolios on a team basis.

The International Small Cap Value Fund is team managed by Brien M. O’Brien, Jonathan P. Brodsky, Drew Edwards and Marco P. Priani.

The Global Value Fund is team managed by Brien M. O’Brien, James M. Langer, Jonathan P. Brodsky, Marco P. Priani, Drew Edwards and Matthew K. Swaim.

The All Cap Value Fund is team managed by Brien M. O’Brien, James M. Langer, Matthew K. Swaim, Eric J. Miller and Bruce M. Zessar.

The Small Micro Cap Value Fund is team managed by Brien M. O’Brien, James M. Langer, Matthew K. Swaim and Matthew W. Dougherty.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts.  Information on these other accounts is as follows.

As of December 31, 2010:

Brien M. O’Brien
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

James M. Langer
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Jonathan P. Brodsky
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Drew Edwards
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Marco P. Priani
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Matthew K. Swaim
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Eric J. Miller
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Bruce M. Zessar
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Matthew W. Dougherty
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	2	$123.1	0	$ --
Other pooled investment vehicles	16	959.0	1	11.6
Other advisory accounts	794	5,334.2	5	293.3

Portfolio Manager Compensation

ARI’s compensation structure/levels for staff and professionals are, by design, higher than industry levels.  ARI believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, annual bonuses that are based on each individual’s overall job performance and retirement benefits. Bonuses are discretionary and determined by ARI’s CEO.  The success of ARI and the individual employees’ contribution to that success is the primary determinant of incentive compensation.    This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund. ARI has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of the Funds by Portfolio Managers

The following chart sets forth the dollar range of equity securities owned by each portfolio manager in the Fund as of October 31, 2010:

Name of Portfolio Manager	Dollar Range of Securities in the Funds (A: None, B: $1-$10,000, C: $10,001-$50,000, D: $50,001-$100,000, E: $100,001 - $500,000, F: $500,001 - $1,000,000, G: Over $1,000,000
	International Small Cap Value Fund	Global Value Fund	All Cap Value Fund
Brien M. O’Brien	E	F	E
James M. Langer	A	E	D
Jonathan P. Brodsky	C	C	A
Drew Edwards	E	E	A
Marco P. Priani	E	E	A
Matthew K. Swaim	C	E	C
Eric J. Miller	A	A	A
Bruce M. Zessar	A	A	C
Matthew W. Dougherty	D	A	A

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Funds.  The Co-Administrators provide certain administrative services to each Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, each Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

Each Fund paid the following co-administrator fees:

Fiscal Year Ended October 31, 2010
International Small Cap Value Fund*	$19,934
Global Value Fund*	$8,477
All Cap Value Fund*	$32,603

* The International Small Cap Value Fund, the Global Value Fund and the All Cap Value Fund commenced operations on March 31, 2010, July 30, 2010, and November 16, 2009, respectively.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP is the independent registered public accounting firm for each Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds.  Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233 (the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administrative services and arranges for the sale of the Funds’ shares.  The offering of the Funds’ shares is continuous.  The Distributor, UMBFS and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectuses and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by each Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for each Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Funds, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for each Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

No Fund effects securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund.  However, broker-dealers who execute brokerage transactions may effect purchase of shares of a Fund for their customers.

Each Fund paid the following brokerage commissions and soft dollar arrangements as follows:

	Fiscal Year Ended October 31, 2010
	Broker Commissions	Soft Dollar
International Small Cap Value Fund*	$57,468	$285
Global Value Fund*	$6,734	$1,495
All Cap Value Fund*	$12,992	$2,254

* The International Small Cap Value Fund, the Global Value Fund and the All Cap Value Fund commenced operations on March 31, 2010, July 30, 2010, and November 16, 2009, respectively.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

The Funds’ portfolio turnover rates for the fiscal years ended October 31, 2010, were 17.51%, 17.54% and 35.44% for International Small Cap Value Fund, Global Value Fund and All Cap Value Fund, respectively.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting each Fund’s proxies to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of each Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Advisor’s Proxy Voting Policy. This policy is intended to serve as a guideline and to further the economic value of each security held by each Fund.  The Trust’s CCO will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-665-1414 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

Each Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of each Fund.  The Disclosure Policy applies to each Fund, the Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”).  Pursuant to the Disclosure Policy, non-public information concerning each Fund’s portfolio holdings may be disclosed to the Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Funds’ Disclosure Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted in the Funds’ public website (www.ARIFunds.com) or in periodic regulatory filings on the SEC's website (www.sec.gov). In addition, management of the Funds will make the top ten largest portfolio holdings of each Fund as of the end of each following calendar quarter available to any person who calls the Funds at (888) 665-1414 and requests such information. Once available in this manner, such portfolio holdings information will also be deemed to be public.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, a Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund’s Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if a Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  A Fund’s shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, a Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the President of the Trust.  The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings.  As of December 31, 2010, the Trust or a Fund has ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor, the Trust's co-administrators and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Funds’ portfolio holdings information is provided daily on a real-time basis; (ii) RiskMetrics Group/Institutional Shareholder Services pursuant to a proxy voting agreement under which the Funds' portfolio holdings information is provided daily, subject to a one-day lag; (iii) accountants, attorneys and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Funds’ portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of each Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Funds’ fair value methodology.  The Funds may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Funds’ shares are not priced.  Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectuses. Shares of each Fund are sold at the next NAV calculated after receipt of an order for purchase.  In order to purchase shares of a Fund, you must invest the initial minimum investment.  However, the Funds reserve the right, in their sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or its operations.  This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions In-Kind.  The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets).  The Funds have reserved the right to pay the redemption price of their shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold.  If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of their portfolio in illiquid securities, although a Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event a Fund were to elect to make an in-kind redemption, a Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or a Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Funds do not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund intends to elect to be treated and to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year of its existence.  Qualification as a regulated investment company generally requires, among other things, (1) that at least 90% of the Fund’s gross income be derived from (a) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or other income derived with respect to its business of investing in stocks and securities, or (b) interests in qualified publicly traded partnerships, and (2) that at the end of each quarter of the Fund’s taxable year (a) at least 50% of the Fund’s assets consists of cash, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the Fund’s assets and no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the Fund’s assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in the securities of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders provided that the Fund distributes at least 90% of its net investment income and net tax-exempt income earned in a given taxable year.  If a Fund failed to qualify as a regulated investment company, it would be subject to federal income taxes, and possibly state and local taxes, on such income and gains, and the Fund’s distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits.  Under certain circumstances, a Fund may cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant fund-level taxes and may be forced to dispose of certain assets.

Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  In order to avoid liability for federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98% of the excess of its realized capital gains over its realized capital losses for the 12 month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than, for taxable years beginning on or before December 31, 2012, qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income and certain holding period and other requirements are satisfied.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) that are reported by a Fund as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains without regard to how long a shareholder has held shares of the Fund.

Dividends and distributions from a Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Dividends paid by a Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of each Fund’s (except for the International Small Cap Value Fund) gross income and that, accordingly, a portion of the distributions by a Fund will be eligible for treatment as qualified dividend income (in taxable years beginning on or before December 31, 2012) or for the dividends received deduction.  However, the portion of a Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on a Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A Fund’s transactions in options and other similar transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by a Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Funds will monitor these transactions and will make the appropriate entries in their books and records, and if the Funds deem it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Funds as regulated investment companies and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  With respect to a Fund so long as it: (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes; and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required: (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  In addition to bearing their proportionate share of a Fund’s expenses, shareholders may also indirectly bear similar expenses of PFICs in which the Fund has invested.  Additional charges in the nature of interest may be imposed on either the Funds or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  If a Fund invests in PFICs and elects to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS has notified the Fund that such withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

FUND PERFORMANCE

From time to time the Funds may advertise their total returns for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at NAV; and that any applicable contingent deferred sales charge has been paid. A Fund's total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance.  No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

The Funds’ Annual and Semi-annual Reports will contain additional performance information. A copy of the Funds’ Annual Report or Semi-annual Report may be obtained without charge by calling or writing the Funds at the telephone number and address printed on the cover of this SAI.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share.  The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.  The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ending October 31, 2010 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-888-665-1414 or writing the Funds.

APPENDIX A

RATINGS

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B
Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon                        favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C
The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI           The rating "CI" is reserved for income bonds on which no interest is being paid.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B            Issues rated "B" are regarded as having only speculative capacity for timely payment.

C            This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG  1/VMIG 1   This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG  2/VMIG 2   This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG  3/VMIG 3   This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG  4/VMIG 4   This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B

ARI’s Proxy Voting Policy

ARI is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which ARI exercises such voting authority.  To fulfill these duties, ARI must cast votes in a manner consistent with the best interests of its clients.  In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, ARI has adopted policies and procedures to address its proxy voting responsibilities.

I.  Summary of Proxy Voting Policies.  ARI has engaged RiskMetrics Group / Institutional Shareholder Services (“ISS”) to provide proxy voting services for clients over which ARI exercises proxy voting authority.  ARI has adopted standard proxy voting guidelines, which are applied by ISS to all ARI proxy votes, absent instruction from ARI to the contrary.  ARI generally votes in accordance with its proxy voting guidelines; however, in rare circumstances ARI may opt to override the guidelines if it is decided to be the best interest of its clients.  It should be noted that the below Summary of Proxy Voting Guidelines is general in nature and provided for informational purposes.  Complete proxy voting policies and procedures, including complete guidelines are available upon request.

II.   Summary of Proxy Voting Guidelines.

Board of Directors
•
Case by Case Basis on director nominees based on (but not limited to) the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, disclosures under Section 404 of Sarbanes-Oxley Act, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as a CEO, number of outside boards at which a director services and whether a retired CEO sits on the board but Against nominees that do not meet required standards pertaining to attendance and the number of outside board positions; and Against directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

•
Against indemnification proposals that would expand coverage beyond just legal expenses acts, such as negligence and proposals to eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

•	Against proposals to impose a mandatory retirement age or limit the tenure of outside directors through term limits.
•	For proposals seeking to fix the board size or designate a range for the board size.
•	Against proposals to classify the board and For proposals to repeal classified boards and to elect all directors annually.

Mergers and Corporate Restructurings
•
Case by Case Basis on proposals on mergers and acquisitions generally by applying a strategy based on assessment of: the reasonableness of the value to be received by target shareholders; how the market has responded to the proposed deal; if the deal makes sense strategically; the fairness of the negotiation process; if insiders are disproportionately benefitting from the transaction, and the prospects of the combined company, including the prospective combined governance profile.

•
Case by Case Basis on proposals to increase common shares using a model developed by ISS.  Vote For proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Anti-takeover Defenses/Capital Structure
•	For proposals that remove restrictions on the rights of shareholders and allow shareholders to act by written consent and call special meetings.
•	Against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Against proposals giving the board exclusive authority to amend the bylaws and For proposals giving the board the ability to amend the bylaws in addition to shareholders.

Executive and Director Compensation
•
Case by Case Basis on equity compensation plans generally focusing on the transfer of shareholder wealth, as the dollar cost of pay plans to shareholders as opposed to simply focusing on voting power dilution but Against the equity plan if any of the following factors apply: total cost of the company’s equity plans is unreasonable; the plan expressly permits the repricing of stock options without prior shareholder approval; there is a disconnect between CEO pay and the company’s performance; the company’s three year burn rate exceeds the accepted threshold; or the plan is a vehicle for poor pay practices.

•	Case by Case on compensation plans for non-employee directors based on the cost of the plans against the company’s allowable cap.
•
Generally For shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table. (Say-on-Pay)

Social and Environmental Issues
•	Generally For proposals seeking reports and studies on environmental issues, labor standards and human rights.

III.  Conflicts of Interest.  ARI believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between ARI and its clients.  In addition, any recommendations by its employees to vote against the guidelines should be brought to the attention of ARI’s Chief Compliance Officer.  Any resulting override shall be documented and then submitted to ISS by compliance personnel.  Finally, the Advisor has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all of its business activities be conducted in the best interest of its clients.